As filed with the Securities and Exchange Commission on January 6, 1999

                                                      Registration No. 333-69311
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                               AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                ----------------

                           GREG MANNING AUCTIONS, INC.
             (Exact name of registrant as specified in its charter)

    New York                        7389                    22-2365834
(State or other        (Primary Standard Industrial      (I.R.S. Employer
jurisdiction of         Classification Code Number)     Identification No.)
incorporation or
organization)
                               775 Passaic Avenue
                         West Caldwell, New Jersey 07006
                                 (973) 882-0004
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)
                                ----------------

                                  GREG MANNING
                               775 Passaic Avenue
                         West Caldwell, New Jersey 07006
                                 (973) 882-0004
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                                -----------------

                                   COPIES TO:

                            SCOTT S. ROSENBLUM, ESQ.
                              PETER G. SMITH, ESQ.
                       Kramer Levin Naftalis & Frankel LLP
                                919 Third Avenue
                            New York, New York 10022
                                 (212) 715-9100

        Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

        If the securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

        If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), check the following box. |X|

        If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_| _______

        If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_| _______

        If the delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|


                                CALCULATION OF REGISTRATION FEE
========================================================================================================================
                                                    Number of        Proposed
                                                     Shares          Maximum      Proposed Maximum
               Title of Shares                        to be       Offering Price      Aggregate          Amount of
               to be Registered                    Registered       Per Share     Offering Price(1)   Registration Fee
------------------------------------------------------------------------------------------------------------------------

Common Stock, par value $.01 per share........       200,000          $13.03         $2,606,250             $525
========================================================================================================================


(1) Estimated solely for the purposes of calculating the registration fee pursuant to Rule 457(c) under the Securities Act, based on the average of the high and low sales prices for the Common Stock reported on the Nasdaq SmallCap Market on December 14, 1998.

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================


                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


Item 14.  Other Expenses of Issuance and Distribution.

        The Registrant estimates that expenses payable by the Registrant in connection with the offering described in this Registration Statement will be as follows:

                                                                          Total

SEC registration fee (actual) ............................................$ 525
Accounting fees and expenses .............................................$ 500
Legal fees and expenses...................................................$7000
Printing and engraving expenses...........................................$1000
Miscellaneous expenses....................................................$1000
                                                                          ------
                                                                          10,025

Item 16.  Exhibits

Exhibit No.    Description
-----------    -----------

5.1**          Opinion of Kramer Levin Naftalis & Frankel LLP.

23.1*          Consent of Amper, Politziner & Mattia P.A.

23.2** Consent of Kramer Levin Naftalis & Frankel LLP (contained in the opinion filed as Exhibit 5.1 hereto).

24.1*          Power of Attorney


----------------------
*       Previously filed
**      Filed herewith

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 6, 1999.

                           GREG MANNING AUCTIONS, INC.

                           By: /s/ Greg Manning
                               ----------------------------------------
                           Name:  Greg Manning
                           Title:  Chairman of the Board, President and
                                    Chief Executive Officer



        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                    Title                                      Date
---------                    -----                                      ----

/s/James Smith               Chief Financial Officer (Principal         January 6, 1999
---------------------------  Financial and Accounting Officer)
James Smith


/s/Greg Manning              Chairman of the Board, President and       January 6, 1999
---------------------------  Chief Executive Officer and Director
Greg Manning


/s/William Tully             Executive Vice President, Chief            January 6, 1999
---------------------------  Operating Officer and Director
William Tully


/s/Anthony Bongiovanni       Director                                   January 6, 1999
---------------------------
Anthony Bongiovanni


/s/Albertino Detigueiredo    Director                                   January 6, 1999
---------------------------
Albertino Detigueiredo


/s/Leon Liebman              Director                                   January 6, 1999
---------------------------
Leon Liebman


/s/Scott Rosenblum           Director                                   January 6, 1999
---------------------------
Scott Rosenblum


                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

5.1**          Opinion of Kramer Levin Naftalis & Frankel LLP.

23.1*          Consent of Amper, Politziner & Mattia P.A.

23.2** Consent of Kramer Levin Naftalis & Frankel LLP (contained in the opinion filed as Exhibit 5.1 hereto).

24.1* Power of Attorney (contained on the signature page of this Registration Statement).


-------------------
*       Previously filed
**      Filed herewith